EXHIBIT 99
TOUCHSTONE SOFTWARE CORPORATION 1538 TURNPIKE STREET NORTH ANDOVER, MA 01845 TRADED: OTC BB: TSSW

AT THE COMPANY:
JASON K. RAZA
CEO AND PRESIDENT
(978) 686-6468

FOR IMMEDIATE RELEASE

TouchStone Software Corporation Acquires DriverMagic.com and related assets including HiJackPro

NORTH ANDOVER, MASSACHUSETTS—June 6, 2007— TouchStone Software Corporation (OTCBB:TSSW) today announced that it has acquired DriverMagic.com and its related assets. The acquired assets include the web domain DriverMagic.com and the device driver update application DriverWizard. Additional assets include the spyware application HiJackPro and the HiJackPro.com web domain. DriverMagic.com has established itself as an early leader in the on-line device driver update business and as a highly visible device driver related web site on the Internet. DriverMagic.com and DriverWizard were originally launched on the Internet in January of 2003 with operations based in the UK. The Company intends to immediately absorb the operations into its existing USA based headquarters with no additional head count.

"The acquisition of DriverMagic.com will instantly expand and create additional revenue opportunities for TouchStone's DriverAgent on-line device driver update subscription service by exposing DriverAgent to a broader potential customer base and convert existing DriverWizard users to DriverAgent's subscription model" said Jason Raza, president and chief executive officer of TouchStone Software Corporation. "The related technology we acquired with HiJackPro will enable TouchStone to add a spyware application to its growing network of Internet based services in the future”.

Website Statistics for DriverMagic.com:

•	Ranking.com Traffic ranking of 124,512

DriverMagic.com will add to Touchstone’s power network of Internet properties including:

www.eSupport.com	www.MrDriver.com	www.Vista-Agent.com
www.Driverzone.com	www.TotallyDrivers.com	www.DriversDB.com
www.DriverAgent.com	www.62nds.com	www.PCDrivers.com

The purchase was made for all cash and funded from TouchStone’s existing cash reserves.

Disclosure Statements

Safe Harbor Statement

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in the forward-looking statements as a result of various factors including the ability of the company to successfully commercialize its new technologies as well as risk factors set forth under "Factors Affecting Future Operating Results" in the company’s annual report on Form 10-K and such other risks detailed from time to time in the company’s reports filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Forward-Looking Statements

The foregoing contains forward-looking statements which include those regarding expected operating results for the first quarter and remainder of 2007. Actual results could vary perhaps materially and the expected results may not occur. Touchstone Software may not achieve its planned revenue realization rates; succeed in its efforts to grow its business, build upon its technology leadership or capture market share, notwithstanding related commitment or related investment. The company may not benefit from its strategic alliances or partnerships as anticipated, customers may not respond as favorably as anticipated to the company's product or technical support offerings, or the company may not satisfactorily anticipate or meet its customers' needs or expectations. Actual results are also subject to a number of other factors, including macro and other economic conditions both in the U.S. and internationally. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Touchstone Software's filings with the SEC including its annual report on Form 10-K for the year ended December 31, 2005 and its quarterly reports filed on Form 10-Q.

About Touchstone Software Corporation

TouchStone Software Corporation is a leading developer of innovative software designed to help people use complex technologies. The company’s products, which include BIOS Agent, BIOS Wizard and Driver Agent, are distributed worldwide via the Internet. TouchStone’s corporate headquarters are located at 1538 Turnpike Street, North Andover, MA 01845. Additional information on the Driver Agent service is available at www.driveragent.com and a one year subscription is $29.95.  Additional information about TouchStone Software is available at www.touchstonesoftware.com.

NOTE: TouchStone Software, eSupport and Driver Agent are registered trademarks or trademarks of TouchStone Software Corporation and/or its affiliates